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                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS



Coventry Industries Corp.
Boca Raton, Florida

         We hereby consent to the use in the prospectus constituting a part of this Registration Statement on Amendment No. 1 to Form SB-2 of our report dated September 28, 1998, relating to the consolidated financial statements of Coventry Industries Corp. which is contained in that Prospectus.

         We also consent to the reference to our firm under the caption "Experts" in the Prospectus.


                                                     SWEENEY, GATES & CO.


Fort Lauderdale, Florida
May 26, 1999